HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401     HV-4824 – Group Variable Funding Agreement

333-114404     HV-4900 – Group Variable Funding Agreement

Supplement dated December 12, 2017 to your Prospectus

This Supplement updates certain information contained in your prospectus for the group annuity contracts issued by Hartford Life Insurance Company:

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company (“HLIC”) and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.  The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

Massachusetts Mutual Life Insurance Company will continue to administer and provide all contractual benefits of your group annuity contract. The terms, features and benefits of your group annuity contract issued by HLIC will NOT change as a result of the Sale.

Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford’s* website at https://ir.thehartford.com and in Current Reports on Form 8-K filed by HFSG and HLIC on December 4, 2017 with the Securities and Exchange Commission.

*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.